WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2021, AS SUPPLEMENTED

On December 13, 2021, the Board of Trustees of William Blair Funds authorized a name change for William Blair Short-Term Bond Fund.

William Blair Short Duration Bond Fund (formerly, William Blair Short-Term Bond Fund and William Blair Income Fund)

Name Change

Effective as of December 13, 2021, the “William Blair Short-Term Bond Fund” is re-named “William Blair Short Duration Bond Fund”, and all references to “William Blair Short-Term Bond Fund” or “Short-Term Bond Fund” in the Summary Prospectus are hereby replaced with “William Blair Short Duration Bond Fund” or “Short Duration Bond Fund”, respectively.

Dated: December 13, 2021

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.